Supplement  dated November 15, 2000, to J.P.  Morgan  Institutional  Funds,
J.P. Morgan Funds, J.P. Series Trust and J.P. Morgan Series Trust II, and all the prospectuses for their corresponding funds.

J.P. Morgan & Co. Incorporated ("Morgan"), the parent company of J.P. Morgan Investment Management Inc., the fund's adviser ("JPMIM") has entered into a merger agreement with The Chase Manhattan Corporation ("Chase"). Under the agreement, Morgan will be merged with and into Chase, and the combined entity, which will be the new parent company of JPMIM, will be named J.P. Morgan Chase & Co. The closing of the merger is subject to receipt of all necessary regulatory approvals and the approval of shareholders of both Morgan and Chase, and is expected to be consummated no later than the end of the first quarter of 2001. JPMIM will continue to serve as the fund's adviser.